Exhibit (2)(k)(4)

                        CITIGROUP ALTERNATIVE INVESTMENTS
                    MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


                                POWER OF ATTORNEY



The person whose signature appears below hereby appoints Charles Hurty, Steven Krull, Joshua Weinreich, Raymond Nolte, Jennifer Magro, Christopher Hutt and Amy Olsen and each of them, any of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC.


/S/     Raymond Nolte
  --------------------------------------------


Name:   Raymond Nolte
     -----------------------------------------


Title:  Director
      ----------------------------------------

Date:   6/19/07
     --------------------

                        CITIGROUP ALTERNATIVE INVESTMENTS
                    MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


                                POWER OF ATTORNEY



The person whose signature appears below hereby appoints Charles Hurty, Steven Krull, Joshua Weinreich, Raymond Nolte, Jennifer Magro, Christopher Hutt and Amy Olsen and each of them, any of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC.


/S/     Steven Krull
  --------------------------------------------


Name:   Steven Krull
     -----------------------------------------


Title:  Director
      ----------------------------------------

Date:   6/19/07
     --------------------

                        CITIGROUP ALTERNATIVE INVESTMENTS
                    MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


                                POWER OF ATTORNEY



The person whose signature appears below hereby appoints Charles Hurty, Steven Krull, Joshua Weinreich, Raymond Nolte, Jennifer Magro, Christopher Hutt and Amy Olsen and each of them, any of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC.


/S/     Charles C. Hurty
  --------------------------------------------


Name:   Charles C. Hurty
     -----------------------------------------


Title:  Director
      ----------------------------------------

Date:   6/19/07
     --------------------

                        CITIGROUP ALTERNATIVE INVESTMENTS
                    MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


                                POWER OF ATTORNEY



The person whose signature appears below hereby appoints Charles Hurty, Steven Krull, Joshua Weinreich, Raymond Nolte, Jennifer Magro, Christopher Hutt and Amy Olsen and each of them, any of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC.


/S/     Josh Weinreich
  --------------------------------------------


Name:   JOSH WEINREICH
     -----------------------------------------


Title:  DIRECTOR
      ----------------------------------------

Date:   6/20/07
     --------------------